UNSECURED NOTES PAYABLE DISCLOSURE	12 Months Ended
Mar. 31, 2018
Notes
UNSECURED NOTES PAYABLE DISCLOSURE

10.          UNSECURED NOTES PAYABLE

During fiscal 2017, the Company’s subsidiaries, PPL and Eygen, began raising debt financing through private placement of unsecured notes. Aggregate principal amount raised up to March 31, 2018 was $250,000 (up to March 31, 2017: $200,000).

The notes bear interest at 7% per annum, payable annually on each anniversary date (the date issued). The notes are not redeemable by the Company prior to maturity. The notes holders were granted a warrant to subscribe for $7,500 new ordinary shares for every $10,000 of note held, provided that certain qualifying event occurs within the three anniversary years of issuance. The exercise price of the warrant will be based on the price of equity shares determined by the qualifying event and the year in which it takes place. Given that there was an obligation to issue a variable number of shares, the warrant was classified as a financial liability.

Accordingly, $233,203 (March 31, 2017: $180,815) of the face value was ascribed to the note payable component and $24,438 (March 31, 2017: $19,550) fair value was ascribed to the warrant. The value of note payable component was increased by $7,276 (March 31, 2017: by $365) as at March 31, 2018 representing the difference between the notional interest at 11% and actual interest at 7% being charged to interest expense.

Fair value was determined by reference to market transactions and similar debt instruments without warrants. The Company did not incur financing costs in connection with this placement of notes.